UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 17, 2020	(March 17, 2020)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Brookdale Senior Living Inc. (the “Company” or “Brookdale”) is providing an update regarding the ongoing COVID-19 pandemic. Brookdale’s highest priority is the health and safety of its residents, patients and associates. The Company proactively initiated its preparation efforts prior to the first confirmed case within the United States, and has implemented precautionary measures throughout its communities. Those measures include Brookdale’s established flu and other infectious disease prevention and control protocols, which have been and continue to be enhanced based on recommendations and requirements of the Centers for Disease Control and Prevention (“CDC”) and other federal, state and local public health authorities. The Company’s associates have been trained in infectious disease prevention and control, and Brookdale has reinforced that training.
In an effort to protect its residents, patients and associates and further slow the spread of the virus, Brookdale previously restricted or limited access to its communities, including limitations on in-person prospective resident tours and, in certain cases, new resident admissions. These restrictions are likely to be expanded and extended for a period of time. The Company has also incurred and will continue to incur significant costs to address the virus, which to date have included incremental supply costs and are expected to include additional labor costs.
The Company is carefully monitoring the impact of the COVID-19 pandemic on its financial results. The amounts and types of revenue, expense and cash flow impacts resulting from continued COVID-19 spread will be dependent on numerous factors, including the speed, depth, geographic reach and duration of the spread of the virus; the legal, regulatory and administrative developments that occur at the federal, state and local levels; the Company’s infectious disease prevention and control efforts; and the demand for the Company’s communities and services.
The Company has taken, and continues to take, actions to preserve its liquidity. Out of an abundance of caution, in mid-March, the Company drew the full available balance on its revolving line of credit. The Company has also temporarily suspended repurchases under its existing share repurchase authorization. In addition, the Company has modified, delayed or canceled a number of elective capital expenditure projects for the time being.
Due to the factors outlined above and the rapidly evolving environment, it is too early to accurately estimate the impacts of the COVID-19 pandemic on the Company’s full-year 2020 performance and financial results. As a result, the Company has determined that it is appropriate to withdraw its previously provided full-year 2020 guidance at this time. As the factors outlined above become clearer, the Company will provide further updates as appropriate.
Safe Harbor

Certain statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including statements regarding the spread of COVID-19, the impact of the virus on the Company’s results of operations, cash flow and liquidity, actions to be taken by the Company in response to the virus, the demand for the Company’s communities and services, and the Company’s infectious disease prevention and control efforts. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future actions, plans or strategies, or the spread and impact of COVID-19 is inherently uncertain. Actual results and performance could differ materially. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the continued spread of COVID-19, including the speed, depth, geographic reach and duration of the spread, actions to be taken by the Company in response to the virus, the legal, regulatory and administrative developments that occur at the federal, state and local levels, the Company’s infectious disease prevention and control efforts, and the demand for the Company’s communities and services, including based on any downturns in the economy, housing market, consumer confidence or the equity markets and unemployment among family members, as well as other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this Current Report on Form 8-K. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	March 17, 2020	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary